UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2024

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2024, Reinsurance Group of America, Incorporated (the “Company”) announced the pending retirement of Todd Larson, Senior Executive Vice President and Chief Financial Officer. Mr. Larson will step down from the role of Chief Financial Officer effective on or about August 5, 2024 and will remain employed by the Company until December 31, 2024, serving as Special Advisor to Tony Cheng, the Company’s President and Chief Executive Officer. In connection with Mr. Larson’s transition to retirement, the Company plans to appoint Axel André as Executive Vice President, Finance on or about June 24, 2024. The Company expects to name Mr. André as Chief Financial Officer on or about August 5, 2024, when Mr. Larson steps down from that role.

Axel André, 48, served as Executive Vice President and Chief Financial Officer of American Equity Investment Life Holding Company from September 2021 until May 2024. He was Executive Vice President and Chief Financial Officer of Jackson Financial Inc. from February 2020 until February 2021. Mr. André served in various roles at AIG Life & Retirement (now Corebridge Financial) from 2013 until 2020 and was previously Managing Director, Global Insurance Strategies at Goldman, Sachs & Co. He received a M.Sci from Imperial College (University of London) and a PhD in Physics from Harvard University.

Item 7.01 Regulation FD Disclosure.

In a press release dated May 29, 2024, a copy of which is attached to this Current Report as Exhibit 99.1, and the text of which is incorporated by reference herein, the Company announced the organizational changes described in the first paragraph of this Current Report.

The information in this Item 7.01 and the contents of Exhibit 99.1 will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

99.1	Press Release, dated May 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: May 30, 2024	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer